UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

Light & Wonder, Inc.
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer
Identification No.)
001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company

☐          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Light & Wonder, Inc. (the “Company”) held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors of the Company to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 24, 2024.

The voting results are as follows:

Proposal 1: Election of Directors
	For	Withheld	Broker Non-Votes
Jamie R. Odell	57,357,371	3,679,927	4,072,184
Matthew R. Wilson	60,850,674	186,624	4,072,184
Antonia Korsanos	57,797,940	3,239,358	4,072,184
Michael Marchetti	60,938,173	99,125	4,072,184
Hamish R. McLennan	48,080,522	12,956,776	4,072,184
Stephen Morro	60,816,598	220,700	4,072,184
Virginia E. Shanks	60,812,102	225,196	4,072,184
Timothy Throsby	60,774,540	262,758	4,072,184
Kneeland C. Youngblood	55,076,458	5,960,840	4,072,184

Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
59,636,017	1,224,493	176,788	4,072,184

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

For	Against	Abstain
63,561,977	1,502,273	45,232

Item 7.01. Regulation FD Disclosure.

On June 6, 2024, the Company provided the Australian Securities Exchange (the “ASX”) a Statement of CHESS Depositary Interests on Issue (“Appendix 4A”). A copy of Appendix 4A is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Appendix 4A of the Company, dated June 6, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Date: June 7, 2024	By:	/s/ James Sottile
		Name:	James Sottile
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary